Piper Jaffray New England Bank Symposium September 28, 2017 Robert Cozzone – Chief Financial Officer and Treasurer Gerard Nadeau – President of Rockland Trust Company

(2) Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $6.3 B • Deposits: $6.7 B • $AUA: $3.2 B • Market Cap: $2.0 B • NASDAQ: INDB

(3) Key Messages • Lengthy track record of consistent, solid performance • Robust loan and core deposit activity • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Proven integrator of acquired banks • Deep, experienced management team * See appendix A for reconciliation

(4) Expanding Company Footprint Rank 2016 1 23.5% 39% Rank 2016 5 4.9% 18% Rank 2016 3 12.3% 14% Rank 2016 6 7.9% 12% Rank 2016 19 1.2% 10% Rank 2016 17 0.3% 4% Rank 2016 2 19.7% 2% Rank 2016 31 0.3% 1% Suffolk County Bristol County Worcester County Dukes County (MV) Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Source: SNL Financial; Deposit/Market Share data as of October 20, 2016. *Pro forma for Island Bancorp, Inc. acquisition *

(5) Recent Accomplishments • Four consecutive years of record earnings • Finalized acquisition of New England Bancorp, Inc. of Cape Cod and Island Bancorp, Inc. of Martha’s Vineyard • Capitalizing on expansion moves in vibrant Greater Boston market • Growth initiatives – new commercial products, new and revitalized branches, expanded digital offerings, lending staff adds • Strong household growth rate • Consistently high rankings in third party surveys

(6) $59.9 $71.7 $80.4 $43.4 2014 2015 2016 1H17 Operating Earnings ($ Mil.)** Strong Fundamentals Driving Performance +16% CAGR Diluted EPS $2.49 $2.50 $2.90 $1.52 • Robust customer activity • Core deposits up to 91% • Fee revenues rising • Low funding costs • Low credit loss rates • TBV steadily growing* • Solid returns • Accretive Acquisitions Diluted EPS $2.50 $2.76 $3.04 $1.60 * See appendix A for reconciliation * *See appendix B for reconciliation $59.8 $65.0 $76.6 $41.3 2014 2015 2016 1H17 Net Income ($ Mil.) +13% CAGR

(7) Vibrant Commercial Lending Franchise TOTAL LOANS $6.3 B AVG. YIELD: 4.08% 2Q 2017 Comm'l 71% Resi Mtg 12% Home Eq 17% • Long-term CRE/ C&I lender • Increased small business focus • Strong name recognition in local markets • Expanded market presence • Experienced, knowledgeable lenders • Growing in sophistication and capacity • Commercial banker development program • Disciplined underwriting

(8) Commercial Diversification Total Commercial Real Estate Portfolio Balance $3.4B as of 6/30/17 Industrial/ Warehouse 8.8% Office Buildings 10.8% Commercial Buildings 17.8% Residential- Related* 31.2% All Other 18.3% Strip Malls 3.8% Hotels/Motels 9.3% Total C&I Loan Portfolio Balance $911M as of 6/30/17 *Includes 1-4 Family, Multifamily, Condos and Approved Land $784M $861M $843M $902M $911M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 6/30/2017 Mi llio ns C&I $2.5B $2.6B $3.0B $3.3B $3.4B 317% 321% 299% 306% 312% 250% 260% 270% 280% 290% 300% 310% 320% 330% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2013 2014 2015 2016 6/30/2017 Bil lio ns CRE NOO CRE/Capital** ** Non-Owner Occupied Real Estate divided by Total Capital All Other 17.5% Health Care and Social Assistance 5.2% Finance and Insurance 7.5% Manufacturing 8.6% Wholesale Trade 11.2% Construction 10.1% Retail Trade 21.9% Real Estat and Rental and Leasing 18.0%

(9) Low Cost Deposit Base Demand Deposits 32% Money Market 19% Savings/Now 40% CDs 9% TOTAL DEPOSITS $6.5B 2Q 2017 • Sizable demand deposit component • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base $4.2B $4.6B $5.3B $5.8B $6.1B 84.9% 87.3% 88.6% 89.9% 90.5% 79.0% 81.0% 83.0% 85.0% 87.0% 89.0% 91.0% 93.0% 95.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2013 2014 2015 2016 6/30/2017 Bill ion s Core Deposits Core to Total 0.23% 0.21% 0.20% 0.18% 0.18% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 013 2014 2015 2016 6/30/2017 Cost of Deposits

(10) 6.1 13.5 21.8 11.6 2006 2011 2016 1H17 Revenues ($ Mil.) 816 1,651 2,919 3,196 2006 2011 2016 2Q17 AUAs ($ Mil.) Investment Management : Transformed Into High Growth Business +292% +257% • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Cross-sell opportunity in acquired bank markets • Adding experienced professionals

(11) Well-Positioned for Rising Rates: Prudent Balance Sheet Management -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% Year 0 Year 1 Year 2 % In cr ease o n N et In te re st In co m e Interest Rate Sensitivity Down 100 Up 200 Up 400 Flat Up 200

(12) $8.5 $0.8 $0.3 $3.7 2014 2015 2016 1H17 Net Chargeoffs ($ Mil.) customer fraud Asset Quality: Well Managed $27.5 $27.7 $57.4 $51.8 2014 2015 2016 2Q17 NPLs ($ Mil.) NPL/Loan % 0.55% 0.50% 0.96% 0.83% Peers 0.58%* * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, June 30, 2017 Incl. 90 days + overdue Loss Rate 18bp 1bp 1bp 12bp Peers 7bp*

(13) Strong Capital Position (period end) $19.18 $21.29 $23.45 $24.48 2014 2015 2016 2Q17 Tangible Book Value* +28% * See appendix A for reconciliation $26.69 $29.40 $32.02 $33.34 2014 2015 2016 2Q17 Book Value Per Share +25% • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts

(14) Attentive to Shareholder Returns $0.96 $1.04 $1.16 $0.64 2014 2015 2016 1H17 Cash Dividends Declared Per Share

(15) Sustaining Business Momentum Business Line • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs Commercial • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network Retail Delivery • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand COI Relationships Investment Management • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform Consumer Lending Focal Points

(16) Expanded Presence in Vibrant Greater Boston Long-Term Commercial Lender in Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management and Commercial Lending Center October 2013 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015

Island Bancorp Acquisition
Edgartown National Bank

- Profitable, well-managed community bank
- Provides first retail presence on M.V.
- Excellent complement to growing Cape Cod presence
- Financially attractive
  - $0.03 - $0.04 EPS accretion expected in 2018
  - Neutral to TBV
- Modest, low-risk deal
  - Asset size: ~$200 MM
  - Transaction value: $29 MM
- Closed in May '17

INDB: A Proven Integrator

INDEPENDENT BANK CORP.

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(18) Building Franchise Value Disciplined Acquisitions Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp Nov’13 $243mm Assets $219mm Deposits 8 Branches $276 mm Assets $176mm Deposits Net 1 Branch Deal Value: $41.7MM 12% Core Dep. Premium* All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets New England Bancorp Nov ‘16 Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Peoples Federal Bancshares Feb ’15 $640 mm Assets $432mm Deposits 8 Branches Deal Value: $141.8MM 10% Core Dep. Premium* Island Bancorp May ‘17 $194 mm Assets $171mm Deposits Net 4 Branches Deal Value: $29MM 9% Core Dep. Premium*

(19) Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Management Commercial Banking Retail/ Consumer • $3.2 billion AUA • Wealth/Institutional • Strong referral network • Sophisticated products • Expanded capacity • In depth market knowledge • Award winning customer service • Electronic/mobile banking • Competitive home equity products Acquired Bank Customer Bases

(20) Optimizing Retail Delivery Network In the past twelve months we have: • Utilized specialized analytics software/location model • Shifted branch distribution • Closed/consolidated 2 • Opened 1 • Relocated 1 • Redesigned 3 • Added 5 locations from acquisitions • Added 3 off-site ATMs • Introduced SecurLOCK feature that provides the customer with control to manage the security of their debit card(turn off/on, alerts, etc.) • Implemented Apple, Android and Samsung Pay • Allowed for electronic scans of customer identification • Enabled EMV compatible ATMs • Converted all debit cards to EMV ready

(21) INDB Investment Merits • High quality franchise in attractive markets • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long-term value creation

(22) Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2014 2015 2016 2Q17 (Dollars in thousands, except share and per share data) Tangible common equity Stockholders' equity (GAAP) $ 640,527 $ 771,463 $ 864,690 $ 914,584 (a) Less: Goodwill and other intangibles 180,306 212,909 231,374 243,005 Tangible common equity 460,221 558,554 633,316 671,579 (b) Tangible assets Assets (GAAP) 6,364,318 7,209,469 7,709,375 8,017,293 (c) Less: Goodwill and other intangibles 180,306 212,909 231,374 243,005 Tangible assets 6,184,012 6,996,560 7,478,001 7,774,288 (d) Common shares 23,998,738 26,236,352 27,005,813 27,431,171 (e) Common equity to assets ratio (GAAP) 10.06% 10.70% 11.22% 11.41% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 7.44% 7.98% 8.47% 8.64% (b/d) Book Value per share (GAAP) $ 26.69 $ 29.40 $ 32.02 $ 33.34 (a/e) Tangible book value per share (Non-GAAP) $ 19.18 $ 21.29 $ 23.45 $ 24.48 (b/e)

(23) Appendix B The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated: 2014 2015 2016 1H 2017 (Dollars in thousands, except per share data) Net income available to common shareholders (GAAP) $ 59,845 $ 2.49 $ 64,960 $ 2.50 $ 76,648 $ 2.90 $ 41,288 $ 1.52 Non-GAAP adjustments Noninterest income components Gain on extinguishment of debt — — — — — — — — Gain on life insurance benefits (tax exempt) (1,964) (0.08) — — — — — — Gain on sale of fixed income securities (121) (0.01) (798) (0.03) — — — — Noninterest expense components Impairment on acquired facilities 524 0.02 109 — — — — — Loss on extinguishment of debt — — 122 0.01 437 0.02 — — Loss on sale of fixed income securities 21 — 1,124 0.04 — — — — Loss on termination of derivatives 1,122 0.05 — — — — — — Merger and acquisition expenses 1,339 0.06 10,501 0.40 5,455 0.20 3,393 0.12 Severance — — — — — — — — Total impact of noncore items 921 0.04 11,058 0.42 5,892 0.22 3,393 0.12 Net tax benefit associated with noncore items (866) (0.03) (4,285) (0.16) (2,163) (0.08) (1,241) (0.04) Net operating earnings (Non- GAAP) $ 59,900 $ 2.50 $ 71,733 $ 2.76 $ 80,377 $ 3.04 $ 43,440 $ 1.60

(24) NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.